UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

Applied Aerospace & Defense, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43323	92-0890338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Quality Circle NW Huntsville, Alabama	35806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 983 3291

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AADX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2026, Applied Aerospace & Defense, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Jefferies LLC, BofA Securities, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the initial public offering (the “IPO”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Underwriting Agreement provides for the offer and sale by the Company of 32,500,000 shares of Common Stock (the “Firm Shares”) at a public offering price of $20.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 4,875,000 shares of Common Stock. On June 4, 2026, the IPO closed and the Firm Shares were delivered. The material terms of the Underwriting Agreement are described in the prospectus, dated June 2, 2026 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 3, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The IPO is registered with the Commission pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-295691).

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act. This description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into the following additional agreements:

•

the Registration Rights Agreement, dated as of June 4, 2026, by and between the Company and AA&D Holdings, LP, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

the Stockholders Agreement, dated as of June 4, 2026, by and between the Company and AA&D Holdings, LP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Descriptions of these agreements are contained in the Prospectus in the section entitled “Certain Relationships and Related Party Transactions” and are incorporated by reference into this Item 1.01. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements attached hereto as Exhibits 4.1 and 10.1, which are incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 regarding the Registration Rights Agreement and in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On or around June 4, 2026, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws (each as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. This description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement attached hereto as Exhibit 10.2, which is incorporated by reference into this Item 5.02.

Additionally, on June 4, 2026 and in connection with the IPO, the Company adopted the 2026 Omnibus Incentive Plan (the “Omnibus Plan”) and the 2026 Employee Stock Purchase Plan (the “ESPP”). Descriptions of the Omnibus Plan and the ESPP are contained in the Prospectus in the section entitled “Executive Compensation-Actions Taken in Connection with this Offering” and are incorporated by reference into this Item 5.02. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Omnibus Plan and the ESPP attached hereto as Exhibits 10.3 and 10.4, which are incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2026, the Company filed a second amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted an amended and restated bylaws (the “Bylaws”), each of which became effective on June 2, 2026. A description of the Certificate of Incorporation and the Bylaws is contained in the Prospectus in the section entitled “Description of Capital Stock” and is incorporated by reference into this Item 5.03. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation attached hereto as Exhibit 3.1 and the full text of the Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 2, 2026, by and among the Company and Morgan Stanley & Co. LLC, Jefferies LLC, BofA Securities, Inc. and RBC Capital Markets, LLC, as representatives for the several underwriters named in Schedule I thereto.

3.1	Second Amended and Restated Certificate of Incorporation of Applied Aerospace & Defense, Inc.

3.2	Amended and Restated Bylaws of Applied Aerospace & Defense, Inc.

4.1	Registration Rights Agreement, dated as of June 4, 2026, by and between the Company and AA&D Holdings, LP.

10.1	Stockholders Agreement, dated as of June 4, 2026 by and between the Company and AA&D Holdings, LP.

10.2	Form of Indemnification Agreement between the Company and each of its directors and executive officers (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 filed with the Commission on May 8, 2026).

10.3	Applied Aerospace & Defense, Inc. 2026 Omnibus Incentive Plan.

10.4	Applied Aerospace & Defense, Inc. 2026 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026	Applied Aerospace & Defense, Inc.

	By:	/s/ James William Ferguson, III
	Name:	James William Ferguson, III
	Title:	Chief Executive Officer